BNY Mellon Concentrated International ETF

Summary Prospectus | November 29, 2021

Ticker Symbol: BKCI

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/etfliterature. You can also get this information at no cost by calling 1-833-ETF-BNYM (383-2696) (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated November 29, 2021, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.80%

1 "Other expenses" are based on estimated amounts for the current fiscal year.
* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses for the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$82	$255

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests primarily in equity securities of foreign companies located in developed markets, excluding the United States. The fund considers "developed markets" to be countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index and Canada. "Foreign companies" are companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a majority of their revenue or profits from businesses, investments or sales, outside the

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United States. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection. The fund invests principally in common stocks, including common stocks listed on foreign exchanges.

The fund may invest in equity securities of companies of any market capitalization. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in equity securities of companies in certain sectors or located in particular regions or countries. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in equity securities of companies in the information technology, healthcare and industrials sectors. In addition, as of the date of this Prospectus, the fund expects to have significant exposure to equity securities of companies located in Western Europe, particularly France, and Japan. Although the fund's investments will be focused among developed markets, excluding the United States, the fund may invest up to 20% of its assets in emerging markets. Certain of the fund's investments may be denominated in foreign currencies. It is expected that the currency exposure of the fund's portfolio will be unhedged to the U.S. dollar.

The fund's sub-adviser, Walter Scott & Partners Limited (Walter Scott), an affiliate of the Adviser, seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual equity security selection, building the fund's portfolio from the bottom up through extensive fundamental research.

The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed analysis. As part of that analysis, Walter Scott considers all material opportunities and risks with respect to a company, financial and non-financial, and regularly engages with company management teams. Walter Scott first restates the company's income statement, flow of funds, and balance sheet to a cash basis, to understand the cash generating strengths of the company and thereby the company's ability to achieve self-financed growth so far as possible. Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. In assessing the valuation of an individual equity security Walter Scott uses various measures, including price-to-earnings ratio versus growth rate, price-to-cash ratio, price-to-book ratio and dividend yield. Walter Scott invests the fund's assets in reasonably valued equity securities of companies exhibiting market leadership and long-term growth prospects, underpinned by strong management and sound operating practices. The fund typically invests in 25 to 30 companies. Geographic, sector and industry allocations, as well as allocations to equity securities of companies with varying market capitalizations, are the result of, not part of, the investment process, because Walter Scott's sole focus is on the analysis of and investment in individual companies.

The fund is non-diversified.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Foreign investment risk. Because the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems in share registration, settlement or custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund's shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of

BNY Mellon Concentrated International ETF Summary	2

larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Growth stock risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

• Information technology companies risk. The information technology sector has been among the most volatile sectors of the stock market. Because the fund's investments are significantly exposed to companies in the information technology sector, its performance will be significantly affected by developments in that sector. Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled. The risks associated with information technology companies are magnified in the case of small-cap technology companies.

• Healthcare companies risk. The healthcare sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Companies in the healthcare sector can be significantly affected by product liability claims, pricing pressure, rapid obsolescence of products or services, and patent expirations.

• Industrials companies risk. The industrial sector can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, exchange rates, import controls, worldwide competition, technological developments, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Western European risk. As of the date of this Prospectus, the fund expects to invest significantly in the securities of issuers located in the Western European region. As a result, the fund is more exposed to the economic and political risks of Western Europe and of the Western European countries in which it invests. Any adverse economic or political events in Europe may cause the fund's investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (EU). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the U.K.'s formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the fund's investments. There is still considerable uncertainty relating to

BNY Mellon Concentrated International ETF Summary	3

the potential consequences associated with the U.K.'s exit and whether the exit will increase the likelihood of other countries also departing the EU.

• France risk. As of the date of this Prospectus, the fund expects to invest significantly in the securities of French companies. As a result, the fund will be subject to legal, regulatory, political, currency, security, and economic risks specific to France. Recently, concerns have emerged with respect to the economic outlook for certain EU countries, including France. As a result, the French economy has experienced significant volatility and adverse trends due to concerns about a prolonged economic downturn and rising government debt levels. The French economy is dependent on agricultural exports, and as a result, is susceptible to fluctuations in demand for agricultural products.

• Japan risk. As of the date of this Prospectus, the fund expects to invest significantly in the securities of Japanese companies. As a result, its performance will be influenced by political, social and economic factors affecting Japan. From the late 1990's, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. The Japanese economy is more dependent on international trade than the United States, and can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets potentially making it difficult to evaluate such issuers. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Country, companies, industry and market sector risk. The fund may be overweighted or underweighted relative to its benchmark index, the MSCI EAFE Index, in certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive than the benchmark index to positive or negative developments affecting those countries, companies, industries or sectors.

• Authorized participants, market makers and liquidity providers risk. The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk. Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

BNY Mellon Concentrated International ETF Summary	4

• New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

Since the fund does not have a full calendar year of operations, past performance information for the fund is not presented in this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Walter Scott, an affiliate of the Adviser.

Investment decisions for the fund have been made since the fund's inception in November 2021 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC). Those on the Investment Team with the most significant responsibility for the day-to-day management of the fund are the individuals comprising the firm's Investment Executive: Roy Leckie, a director of Walter Scott and co-chair of the IMC; Charlie Macquaker, a director of Walter Scott and co-chair of the IMC; and Jane Henderson, Managing Director of Walter Scott.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units". Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). When available, recent information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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